                         MAHONING NATIONAL BANCORP, INC.
                                    FORM 10-K


               Item 14 Exhibits, Financial Statement Schedules and
                               Reports on Form 8-K

                       Exhibit 10 Material Contracts (10n)


                       Executive Phantom Stock Bonus Plan
                          as Amended December 14, 1998
                                  Frank Hierro

                                                                   Exhibit 10(n)

                    THE MAHONING NATIONAL BANK OF YOUNGSTOWN
                       EXECUTIVE PHANTOM STOCK BONUS PLAN

                          1998 AMENDMENT TO AGREEMENT
                                WITH FRANK HIERRO


         This 1998 Amendment modifies the agreement (the "Agreement") that The Mahoning National Bank of Youngstown restated with Frank Hierro (the "Executive") on September 15, 1997 pursuant to The Mahoning National Bank of Youngstown Executive Phantom Stock Bonus Plan (the "Plan").

         WHEREAS, the parties to the Agreement mutually desire to amend its vesting schedule and its provision for distributing benefits upon a change in corporate control.

         NOW, THEREFORE, pursuant to Article IX(c) of the Plan, the undersigned agree to amend the Agreement as follows, effective immediately on execution hereof.

         1. Article VI of the Plan shall be amended by revising, in its entirety, Schedule "A" (which is referenced therein). The version of Schedule "A" that was attached to the Agreement is accordingly superseded, and shall be replaced by the version of Schedule "A" that is attached to this 1998 Amendment.

         2. Article VII(a) of the Plan shall be amended by revising the first sentence of its second paragraph to provide as follows, with italics herein highlighting new text:

         In order to be effective with respect to the timing of distributions, the Executive's Election Form must be submitted to the Bank either more than one year before the date on which the Executive's service with the Bank terminates for any reason or within 30 days of the Plan's Effective Date (or more than 90 days before a Change in Control, provided the Executive files a duly executed "Special Election of Payment Method after a Change in Control" in the form attached hereto as Schedule "B").

         3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Plan, other than as stated above.

[Signature page follows]

Executive Phantom Stock Bonus Plan
1998 Amendment
Page 2

         WHEREFORE, on this 14th day of DECEMBER, 1998, the undersigned hereby execute this 1998 Amendment to the Agreement.



                                                 THE MAHONING NATIONAL BANK
Witnessed by :                                   OF YOUNGSTOWN


/s/ Norman E. Benden, Jr.                        By /s/ Daniel B. Roth
------------------------------                   ------------------------------
                                                 A duly authorized Director



                                                 EXECUTIVE
Witnessed by:


                                                 /s/ Frank Hierro
                                                 ------------------------------
                                                 Frank Hierro
/s/ Norman E. Benden, Jr.
------------------------------



         Pursuant to duly adopted resolutions of its Board of Directors, the undersigned hereby agrees that its Guarantee Agreement with the Executive shall be amended to guarantee the obligations of The Mahoning National Bank of Youngstown that are in effect under the Agreement, as amended by this 1998 Amendment.


                                                 MAHONING NATIONAL BANCORP,
Witnessed by:                                    INC.


/s/ Norman E. Benden, Jr.                        By /s/ Daniel B. Roth
------------------------------                   ------------------------------
                                                 A duly authorized Director

                                                                    SCHEDULE "A"
                                                  (As revised November 16, 1998)



                    THE MAHONING NATIONAL BANK OF YOUNGSTOWN
                       EXECUTIVE PHANTOM STOCK BONUS PLAN

                      -------------------------------------
                        Vesting Schedule for Frank Hierro
                      -------------------------------------


          -------------------------------------------- ------------------------------------------------------
          DATE ON WHICH PHANTOM SHARES                 VESTING THAT OCCURS, UNLESS MR. HIERRO
                                                       TERMINATES EMPLOYMENT BEFORE A
                                                       PARTICULAR VESTING DATE
          -------------------------------------------- ------------------------------------------------------
          On or before December 31, 1995               100%
          -------------------------------------------- ------------------------------------------------------
          After December 31, 1995                      100% on the third annual anniversary date
                                                       of the date on which the award is made;
                                                       provided that vesting shall accelerate to
                                                       100% on the date of Mr. Hierro's 55th
                                                       birthday, and all awards made after that date
                                                       shall become 100% vested on December
                                                       31st of the year in which the award is made.
          -------------------------------------------- ------------------------------------------------------

                                                                    SCHEDULE "B"

                    THE MAHONING NATIONAL BANK OF YOUNGSTOWN
                       EXECUTIVE PHANTOM STOCK BONUS PLAN

                         -------------------------------
                       Special Election of Payment Method
                            after a Change in Control
                         -------------------------------


         AGREEMENT, made this ____ day of ________, 199__, by and between ______________ (the "Participant") and The Mahoning National Bank of Youngstown (the "Bank"), with respect to any distribution of the Participant's entire account ("Account"), under the Bank's Executive Phantom Stock Bonus Plan (the "Plan"), that occurs on or after a "Change in Control" (within the meaning of the Plan).

         NOW THEREFORE, it is mutually agreed as follows:

         1. FORM OF PAYMENT. The Participant's Account shall be distributed in cash that is paid --

            [      ]  in one lump sum.

            [      ]  in substantially equal payments over a period of _____
                      years (no more than 15), with interest accruing according to the Plan, on the unpaid present value of his Account.

         2. TIME OF PAYMENT. Distribution of the Participant's Account shall begin as soon as practicable after --

            [      ]  a Change in Control closes.

            [      ]  the January 1st after a Change in Control closes.

            [      ]  the _________ annual anniversary of the January 1st after a Change in Control closes.

         3. FREQUENCY OF PAYMENT. The Participant shall receive installment payments, if elected as a form of payment, on a ______ monthly, ______ quarterly, _____ semi-annual, or _____ annual basis.

Executive Phantom Stock Bonus Plan
Special Election Form
for Change in Control
Page 2


         4. FORM OF PAYMENT TO BENEFICIARY. In the event of the Participant's death, any unpaid balance credited to his Account shall be distributed to his designated beneficiary --

            [      ]  in one lump sum  payment, determined in the manner
                      described in paragraph 1 hereof.

            [      ]  in accordance with the payment schedule selected in
                      paragraphs 1, 2, and 3 hereof (with payments made as though the Participant survived to collect all benefits, and as though the Participant terminated service on the date of his death, if payments had not already begun).

         5. DESIGNATION OF BENEFICIARY. In the event of the Participant's death before he has collected all of the benefits payable under the Plan, the Participant hereby directs that any amounts unpaid under the Plan be distributed to the beneficiary or beneficiaries designated under subparagraphs a and b of this paragraph 5 in the manner elected pursuant to paragraph 4 above:

            a. PRIMARY BENEFICIARY. The Participant hereby designates the person(s) named below to be his primary beneficiary and to receive the balance of any unpaid benefits under the Plan:

           ============================== ===================================== ===========================
                      Name of                                                        Percentage of
                Primary Beneficiary                 Mailing Address                   Death Benefit
           ------------------------------ ------------------------------------- ---------------------------
                                                                                         %

           ------------------------------ ------------------------------------- ---------------------------
                                                                                         %

           ============================== ===================================== ===========================

            b. CONTINGENT BENEFICIARY. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his contingent beneficiary for purposes of the Plan:

           ============================== ===================================== ===========================
                      Name of                                                         Percentage of
               Contingent Beneficiary                Mailing Address                   Death Benefit
           ------------------------------ ------------------------------------- ---------------------------
                                                                                          %

           ------------------------------ ------------------------------------- ---------------------------
                                                                                          %

           =============================== ===================================== ==========================

         6. EFFECT OF ELECTION. The elections made in paragraphs 1, 2, and 3 hereof shall become irrevocable on the date 90 days before the closing of a Change in Control. The Participant may at any time and from time to time change his designation of, and manner of payment to, a beneficiary. Such election shall, however, become irrevocable upon the Participant's death.

Executive Phantom Stock Bonus Plan
Special Election Form
for Change in Control
Page 3


         7. MUTUAL COMMITMENTS. The Bank agrees to make payment of all amounts due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein. The Participant agrees to be bound by the terms of the Plan, as in effect on the date hereof and as properly amended hereafter. The parties recognize and agree that this Agreement supersedes and nullifies any prior distribution election to the extent it is inconsistent herewith.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the originals thereof on the day and year first above-written.


                                   PARTICIPANT


Witnessed by:



------------------------------                   ------------------------------



                                                 THE MAHONING NATIONAL BANK OF
                                                 YOUNGSTOWN


Witnessed by:


                                                 By
                                                 Its
------------------------------                   ------------------------------

                                                 ------------------------------

                       EXECUTIVE PHANTOM STOCK BONUS PLAN



                    As Restated effective September 15, 1997



         AGREEMENT made this 15th day of September, 1997 (the "Effective Date"), restates and supersedes an agreement entered into on the 19th day of November, 1993 between The Mahoning National Bank of Youngstown (hereinafter referred to as the "Bank"), and Mr. Frank Hierro (hereinafter referred to as "Executive").

         In consideration of the mutual covenants, terms, conditions, and agreements herein contained the parties hereby agree to enter into this Executive Phantom Stock Bonus Plan (hereinafter sometimes referred to as the "Plan"), as follows:

                                    ARTICLE I

                                    PURPOSES

         The purposes of this Plan are: (a) to enable the Bank to retain the Executive in its employ; and (b) to reward the Executive for the time and effort he expends in his job and for the success achieved.

                                   ARTICLE II

                                   DEFINITIONS

         The terms used in this Plan shall have the following meanings:

(a) "Aggregate Phantom Stock Account Value" shall mean the sum of the Phantom Stock Account Value plus all distributions made to the Executive pursuant to Article VII, Section (c), prior to the date said Executive terminates his employment with the Bank.

(b)      "Change in Control" shall mean:

         (i) the acquisition of ownership, holding or power to vote more than 30% of the Bank's or the Company's voting stock; or

         (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors; or

         (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or

         (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

         Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         Notwithstanding the foregoing, no trust department or other designated fiduciary or other trustee of such trust department of the Bank or a subsidiary of the Bank, or other similar fiduciary capacity of the Bank with direct voting control of the stock shall be included or considered. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Bank or any of its subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be included or considered.

(c) "Change-in-Control Account Value" shall equal the sum of (i) the Net Vested Account Value reasonably estimated as of the closing date of the Change in Control, and (ii) the present value, which shall in no event be less than zero, of the difference between (a) and (b) hereof, assuming a discount at the current long-term applicable federal rate, compounded monthly, for a period of 15 years.

         (a) The future value determined by assuming that the Net Vested Account Value determined in accordance with clause (i) above appreciates for 15 years at a rate equal to 8%.

         (b) The future value determined by assuming that the Net Vested Account Value determined in accordance with clause (i) above appreciates for 15 years at a rate equal to the current long-term applicable federal rate (compounded monthly).

(d) "Committee" means the members of the Executive Committee of the Board of Directors of the Bank who are not participants in this Plan.

(e) "Common Stock" and/or "Shares" shall mean shares of common stock of Mahoning National Bancorp, Inc.

(f)      "Election Form" shall mean the form attached hereto as Exhibit "A-1".

(g) "Holding Company" means Mahoning National Bancorp, Inc., which owns all of the issued and outstanding shares of Bank.

(h) "Net Vested Account Value" shall mean the Vested Account Value minus the aggregate of all distributions to the Participant pursuant to
         Article VII, Section (c).

(i) "Permanent Disability" shall mean a situation in which the Executive is permanently physically or mentally unable to perform his customary and/or required duties at the Bank. The determination as to whether or not an Executive is permanently disabled shall be made by the Committee, and such determination shall be conclusive. Provided, however, if the Executive is disabled for purposes of the Bank's disability insurance plan, he shall be conclusively determined to be disabled under this Plan.

(j) "Phantom Stock Account Value" means the number of Phantom Shares credited to a Participant's account multiplied by the average fair market value, over the 10 business days preceding the date of any valuation, of the Common Stock of Mahoning National Bancorp, Inc. Notwithstanding the foregoing, in the event of the sale or merger of the Holding Company, the sale or merger price of the Common Stock shall determine the Executive's Phantom Stock Account Value.

(k) "Retirement" means a severance from the employment of the Bank under the Bank's qualified benefit plan as constituted at present or as may be amended hereafter.

(l) "Salary" and/or "Pay" shall mean the Executive's annual base compensation, but does not include other compensation, including, but not limited to hospitalization, pension benefits, etc.

(m) "Termination Date" means the date of Executive's severance from employment with the Bank by reason of death, disability, retirement, resignation, or otherwise.

(n) "Vested Account Value" shall equal the Aggregate Phantom Stock Account Value multiplied by the applicable Vesting Percentage set forth in Schedule A attached hereto.

(o) "Vesting Percentage" shall mean that percentage listed on Schedule A, which is attached hereto, which corresponds with the age of the Executive, at any given time. However, advances and or changes in the vesting schedule with respect to a change in the age of the Executive shall be made only on December 31 of each calendar year during which Executive attained the stated age.

                                   ARTICLE III

                                 ADMINISTRATION

(a) The complete and sole administration of this Plan is the responsibility of those members of the Committee who are not Participants. No member of the Committee shall be liable for any act done or determination made in good faith.

(b) The construction and interpretation by the Committee of any provisions of this Plan shall be final and conclusive. The Committee shall determine, from time to time, subject to the provisions of this Plan, the Executives who shall participate in the Plan (sometimes hereinafter called "Participants").

(c) The Committee may, at its discretion, delegate its duties to the outside auditors of the Bank, but may not delegate its authority to apply or interpret the provisions of this Plan or to make determinations specified in Section (b) of this Article III.


                                   ARTICLE IV

                     ESTABLISHMENT OF PHANTOM STOCK ACCOUNT

         The Bank shall set up an appropriate record (hereinafter called the "Phantom Stock Account") in the name of each Executive under the Plan, and shall record all activities of this agreement in the respective Phantom Stock Accounts of each Executive.


                                    ARTICLE V

                        CREDITS TO ACCOUNTS OF EXECUTIVES

(a) As of December 31st of each year that the Executive is a full-time employee of the Bank, the Bank shall credit a number of Phantom Shares of the Holding Company to the account of each Executive. The number of Phantom Shares to be credited each year shall be determined by dividing the Bank's contribution by the fair market value of the Holding Company's Common Stock as of the date of crediting (December 31). The contribution by the Bank each year shall be a percentage of the Executive's salary as determined by the return on equity of the Bank for the year pursuant to a schedule to be established by the Committee no later than the close of the first quarter of that year.

         The ultimate computation of the number of Phantom Shares to be credited each year will be determined by interpolation for performance between the three levels established (i.e., threshold, target, and distinguished), and return on equity will be calculated after projected expense attributable to the incentive pay out. Determination of the number of Phantom Shares shall be solely by the Committee and shall be final and binding on all parties. Provided, however, if the ROE is below the threshold for the year, then no crediting based on a percentage of pay for the year shall be made.

(b) So long as this Plan remains in effect, the Bank shall credit each Participant's account in the special ledger throughout the term of his employment with the Bank. Phantom Shares equivalent to dividends payable in cash or property paid from time to time on issued and outstanding shares of Common Stock, so that the amount of each such credit will be equivalent to dividends which the Participant would have received had he been the owner of the number of shares of Common Stock equal to the number of Phantom Shares in his account. No such credit shall be made with respect to any dividend paid after a Participant's termination of employment or after any date of termination of this Plan, even though the record date is prior thereto.

(c) In the event of any stock dividend on the Common Stock or any split-up or combination of shares of the Common Stock, appropriate adjustments shall be made by the Committee in the aggregate number of Phantom Shares in the account of the Participant. However, the Committee shall not be required to establish any fractional Phantom Shares.

(d) On or before January 31st of each year, the Bank shall provide to each Executive a detail of his Phantom Share Account as of December 31 of the previous year. This detail shall include the number of Phantom Shares in the Executive's account, and the Net Vested Account Value.

                                   ARTICLE VI

                                     VESTING

         So long as the Executive remains an employee of the Bank, he shall continue to advance in the vesting schedule attached as Schedule A. Upon the Executive's termination of employment with the Bank, he shall be permanently vested according to the percentage given on Schedule A on the same line as his age on the date of his termination of employment. Provided, however, if the Executive, while in the employ of the Bank, dies or becomes permanently disabled, he shall become permanently 100% vested. Moreover, if a Change in Control shall occur while the Executive remains in the employ of the Bank, the Executive shall also become permanently 100% vested.

                                   ARTICLE VII

                              PAYMENTS OF BENEFITS

(a) Upon termination of any Participant's employment with the Bank, there shall be paid to him, or in the event of his death to his beneficiary or beneficiaries designated under Section (b) of this Article VII, an amount equal to the Net Vested Account Value of such Participant, determined in accordance with the valuation formula set forth in
         Article II, Section (j) as of the date of termination of employment of such Participant. Such amounts will be reduced by any amounts required by law to be withheld by the Bank. Such amounts with interest at the rate of eight percent (8%) per annum shall be distributed in the manner elected by the Executive on an Election Form accepted by the

         Bank. The Executive may elect (1) to begin receiving distributions from his account on EITHER the first day of the second month after termination of service with the Bank or the first day of second month of the calendar year immediately after termination of service with the Bank and (2) to receive his benefits in either a lump-sum or in substantially equal monthly installments over a period up to 15 years.

         In order to be effective with respect to the timing of distributions, the Executive's Election Form must be submitted to the Bank EITHER more than one year before the date on which the Executive's service with the Bank terminates for any reason or within 30 days of the Plan's Effective Date. In the absence of a validly completed Election Form, the Executive's account shall be paid in 60 substantially equal monthly payments beginning on the first day of the second month after termination of service with the Bank.

         (b) Each person shall file an Election Form with the Bank's Employee Benefits Plan Administrator designating one or more beneficiaries to whom payments otherwise due the Executive shall be made in the event of his death while in the employ of the Bank or after termination therefrom. The beneficiary or beneficiaries so designated shall be one or more persons or entities, including a trust or estate, other than his creditors, or the creditors of his estate, or an entity in which any of the foregoing may have an interest. The Executive shall have the right to change the beneficiary or beneficiaries from time to time whether before or after termination of employment; provided, however, that any change shall not become effective until an Election Form is received by the Employee Benefits Plan Administrator.

                  If the Executive dies before receiving all amounts payable of his Net Vested Account Value, then the remaining balance of the Executive's account shall be distributed in a lump sum to the Executive's designated beneficiary (or estate, in the absence of a validly named or living beneficiary) as soon as administratively practicable following the Executive's death; provided that the Executive may direct on an Election Form that any death benefits payable pursuant to this Agreement shall instead be distributed over a distribution period that effectuates the monthly installment payments selected by the Executive (with payments made as though the Executive survived to collect all payments, and terminated service on the date of his death if payments had not previously begun).

         (c) At the time of the college education of a child of an Executive, an amount of money equal to the actual expenses associated with such child's education may, upon application of the Executive, be disbursed for such purposes by the Committee, in the Committee's sole discretion, from the Net Vested Account Value of the Executive's Phantom Stock Account.

                                  ARTICLE VIII

                            RESTRICTIONS UPON FUNDING

(a) The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiaries or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

(b) Subject to subsection (d) hereof, the Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

(c) If Bank elects to invest in a life insurance, disability or annuity policy upon the life of Executive, then Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

(d) Not later than ten business days before the closing date of a Change in Control, the Bank shall --

         (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank and the Company an amount equal to the Change-in-Control Account Value, unless the Executive has previously provided a written release of any claims under this Agreement, and

         (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Executive, and to follow the payment schedule to be provided by the Executive, based on this Agreement and the Executive's Election Form, as to the payment of amounts from the Trust.

         Upon the Trust's final payment of all amounts due under this Section
         (d) of Article VIII, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Executive. The Executive shall thereafter have no further interest in the Trust.

                                   ARTICLE IX

                                  MISCELLANEOUS

(a) Neither Executive, his widow nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate. However, in such event, the Committee may, in its sole discretion, from time to time, make payments of amounts which would otherwise be due the Executive hereunder, to such Executive.

(b) The Bank expressly agrees that it shall not merge or consolidate into or with another Bank or sell substantially all of its assets to another corporation, firm or person until such corporation, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

(c) It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

(d) Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

(e) Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

(f) Headings and Subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

(g) The validity and interpretation of this Agreement shall be governed by the laws of the State of Ohio.

                                    ARTICLE X

                                ERISA PROVISIONS

(a) The "Named Fiduciary and Plan Administrator" of this Plan shall be the Bank's Employee Benefits Plan Administrator until his resignation or removal by the Committee. As named Fiduciary and Administrator, the Employee Benefits Plan Administrator shall be responsible for the management, control and administration of the Executive Phantom Stock Bonus Plan as established herein. He may delegate to others certain aspects of the management and operation responsibilities of the Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

(b) In the event that benefits under this Plan Agreement are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator and the Bank shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants for a further review of the claim denial if the Named Fiduciary and Plan Administrator fails to take any actions within the aforesaid ninety-day period.

         If claimants desire a second review, they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision, and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

         If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                                   ARTICLE XI

             REIMBURSEMENT OF EXECUTIVE FOR ENFORCEMENT PROCEEDINGS

         In the event that any dispute arises between the Executive and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Executive takes to defend against any action taken by the Bank or the Company, the Bank shall reimburse the Executive for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Executive obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten days of Executive's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the originals thereof on the day and year first herein above written.



ATTEST:                                          THE MAHONING NATIONAL BANK
                                                 OF YOUNGSTOWN


/s/ Richard E. Davis                             By /s/ Daniel B. Roth
------------------------------                   ------------------------------
Its SVP and Cashier                              Its duly authorized Director



WITNESS:


/s/ Sandra L. Douglas                            /s/ Frank Hierro
------------------------------                   ------------------------------
                                                 Frank Hierro

                                                                    SCHEDULE "A"

                    THE MAHONING NATIONAL BANK OF YOUNGSTOWN
                       EXECUTIVE PHANTOM STOCK BONUS PLAN

                        Vesting Schedule for Frank Hierro

---------------------------------------- ------------------------------------- -------------------------------------
         Age on 12/31 Preceding                      Retirement &                         Death, Permanent
       Termination of Employment                     Termination                             Disability
                                                   Vesting Schedule                     or Change in Control
---------------------------------------- ------------------------------------- -------------------------------------
                  39                                     5.9%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  40                                    11.8%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  41                                    17.7%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  42                                    23.6%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  43                                    29.5%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  44                                    35.4%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  45                                    41.3%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  46                                    47.2%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  47                                    53.1%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  48                                    59.0%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  49                                    64.9%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  50                                    70.8%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  51                                    76.7%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  52                                    82.6%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  53                                    88.5%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
                  54                                    94.4%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------
              55 and over                                100%                                  100%
---------------------------------------- ------------------------------------- -------------------------------------

                                                                   EXHIBIT "A-1"


                    THE MAHONING NATIONAL BANK OF YOUNGSTOWN
                       EXECUTIVE PHANTOM STOCK BONUS PLAN

                         -------------------------------
                                  ELECTION FORM
                         -------------------------------


         AGREEMENT, made this ____ day of ________, 19__, by and between the undersigned executive (the "Executive") and The Mahoning National Bank of Youngstown (the "Bank") with respect to distribution of the benefits pursuant to The Mahoning National Bank of Youngstown Executive Phantom Stock Bonus Plan (the "Plan") entered into by the parties on September 15, 1997.

         NOW THEREFORE, it is mutually agreed as follows:

         1. FORM OF PAYMENT. The Executive elects to have his account distributed as follows:

            [      ]  in one lump sum payment.

            [      ]  in substantially equal monthly payments over a period of
                      _____ years (no more than 15).

         The Executive must make this election EITHER at least one year before terminating his service with the Bank or by October 15, 1997 in order for it to be valid and supersede a prior election.

         2. The Executive elects to have distributions from his account begin:

            [      ]  on the first day of the second month immediately following the date in which the Executive ceases service with the Bank.

            [      ]  on the first day of the second month of the calendar year immediately following the year in which the Executive ceases service with the Bank.

         3. In the event of the Executive's death, his account shall be distributed:

            [      ]  in one lump sum payment.

            [      ]  in accordance with the payment schedule selected in
                      paragraph 1 hereof (with payments made as though the Executive survived to collect all benefits, and as though the Executive terminated service on the date of his death, if payments had not already begun).

Election Form
Page 2


         4. PRIMARY BENEFICIARY. The Executive hereby designates the person(s) named below to be his primary beneficiary and to receive any distributions that become payable, after the Executive's death, under the Plan:

           ============================== ===================================== ===========================
                      Name of                      Mailing Address                   Percentage of
                Primary Beneficiary                                                   Death Benefit
           ------------------------------ ------------------------------------- ---------------------------
                                                                                            %
           ------------------------------ ------------------------------------- ---------------------------
                                                                                            %
           ============================== ===================================== ===========================

         5. CONTINGENT BENEFICIARY. In the event that the primary beneficiary or beneficiaries named above are not living at the time any distributions become payable to them under the Plan, the Executive hereby designates the following person(s) to be his contingent beneficiary:

           ============================== ===================================== ===========================
                      Name of                       Mailing Address                   Percentage of
               Contingent Beneficiary                                                  Death Benefit
           ------------------------------ ------------------------------------- ---------------------------
                                                                                             %
           ------------------------------ ------------------------------------- ---------------------------
                                                                                             %
           ============================== ===================================== ===========================

         6. EFFECT OF ELECTION. The elections made in paragraph 1 hereof shall become IRREVOCABLE one year prior to the Executive's termination of service. The Executive may, by submitting an effective superseding Election Form at any time and from time to time, prospectively change the beneficiary designation and the manner of payment to a beneficiary. Such elections shall, however, become irrevocable upon the Executive's death.

         7. MUTUAL COMMITMENTS. The Bank agrees to make payment of all amounts due the Executive in accordance with the terms of the Plan regarding the elections made by the Executive herein. The Executive agrees to be bound by the terms of the Plan, as in effect on the date hereof or properly amended hereafter.

Election Form
Page 3


         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the originals thereof on the day and year first hereinabove written.



ATTEST:                                          THE MAHONING NATIONAL BANK
                                                 OF YOUNGSTOWN



                                                 By
------------------------------                   ------------------------------
Its SVP and Cashier                              Its duly authorized Director



WITNESS:



------------------------------                   ------------------------------
                                                            Executive